Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PIER ACQUISITION II, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip J. Huml, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip J. Huml
Philip J. Huml
Principal Executive Officer
November 13, 2009